FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2005

DUSA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19777	22-3103129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

25 Upton Drive Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)

(978) 657-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On April 4, 2005, DUSA Pharmaceuticals, Inc. (“DUSA” or the “Company”) and Mr. Peter Chakoutis entered into a Final Agreement and General Release regarding the terms upon which Mr. Chakoutis terminated his employment as DUSA’s Vice President and principal accounting officer (the “Agreement”).

As previously announced and reported on a Form 8-K filed with the Securities and Exchange Commission on February 16, 2005 (the “February 16th 8-K”), Mr. Chakoutis resigned effective March 31, 2005.  The Agreement provides that DUSA pay Mr. Chakoutis a gross payment of $33,750, less all applicable withholdings, representing an amount equal to three (3) months of pay.  In addition, the Agreement provides that DUSA pay Mr. Chakoutis for all vacation time accrued but unused as of March 31, 2005, in accordance with DUSA’s policies and practices.  In consideration of the payments and other benefits in the Agreement, Mr. Chakoutis unconditionally released and discharged DUSA as described in the Agreement.  A copy of the Agreement is attached as Exhibit 10.1.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced in the February 16th 8-K, Mr. Chakoutis has resigned as Vice President and chief accounting officer effective March 31, 2005.

Except for historical information, this report contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made.  These forward-looking statements relate to any final payment to Mr. Chakoutis and Mr. Chakoutis’ agreement to release claims against DUSA.  Such risks and uncertainties include, but are not limited to, changing market and regulatory conditions, continuing FDA approval of DUSA’s therapies, maintenance of DUSA’s patent portfolio, DUSA’s ability to successfully market its Levulan PDT therapy and other risks identified in DUSA’s SEC filings from time to time, including those contained in DUSA’s Form 10-K for the year ended December 31, 2004.

Item 9.01 – Financial Statement and Exhibits

10.1         Final Agreement and General Release, between DUSA Pharmaceuticals, Inc. and Peter Chakoutis, dated as of April 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.

Dated: April 4, 2005	By:	/s/ D. Geoffrey Shulman
D. Geoffrey Shulman, MD, FRCPC
Chairman of the Board and Chief Executive Officer

Exhibit Index

10.1                           Final Agreement and General Release, between DUSA Pharmaceuticals, Inc. and Peter Chakoutis, dated as of April 4, 2005